Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Steiner Leisure Limited (the "Company"), does hereby certify that to the undersigned's knowledge:

  the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 ("10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  the information contained in the Company's 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard Fluxman
Leonard Fluxman
President and Chief Executive Officer

Dated: May 15, 2003

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Steiner Leisure Limited. and will be retained by Steiner Leisure Limited and furnished to the Securities and Exchange Commission or its staff upon request.